MFS GLOBAL EQUITY FUND - CLASS J SHARES

                      Supplement to the Current Prospectus

     The Board of Trustees which oversees the MFS Global Equity Fund (the "Fund") has approved the termination of class J shares of the Fund, effective February 27, 2009, or as soon thereafter as practicable (the "Termination Date"). In addition, sales of class J shares of the Fund are suspended, effective immediately. Below is a formal Notice of Suspension and Termination, which is designed to answer certain common questions concerning this termination. If a shareholder takes no action, his or her shares will be liquidated on the Termination Date, and the shareholder will receive his or her portion of the Class J net assets.

                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 15, 2008.




                      NOTICE OF SUSPENSION AND TERMINATION

NOTICE IS HEREBY GIVEN that the Trustees of MFS Global Equity Fund have exercised their right, pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust dated December 16, 2004, as amended, to terminate class J shares of the MFS Global Equity Fund, February 27, 2009, or as soon thereafter as practicable (the "Termination Date"), at which time the Trustees will liquidate class J shares of the Fund. In addition, sales of class J shares of the Fund are suspended, effective November 15, 2008.

SUSPENSION OF SALES AND TERMINATION DATES AND TERMS OF LIQUIDATION

Suspension of Sales Date - November 15, 2008

Termination Date - February 27, 2009, or as soon thereafter as practicable.

Liquidation Price - The payment to be received by shareholders for their shares will be 100% of the net asset value of the class J shares on the Termination Date.

Liquidation Procedure - Payment of the amount to be received upon liquidation will be made by Mizuho Bank, Ltd. and Nikko Cordial Securities, Inc. to shareholders in cash.

Cessation of Rights of Shareholders - As of the time and date that payment of liquidation proceeds is made to holders of shares, such liquidated shares will no longer be deemed outstanding and all rights with respect thereto will cease after that date.
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Share Certificates - Effective at 4:00 p.m. (United States Eastern time) on the
Termination Date, certificates for outstanding class J shares of the Fund will no longer represent an interest in the Fund.

TAX TREATMENT

United States. Shareholders who are not treated as "United States persons" under the Internal Revenue Code of 1986, as amended (the "Code"), and who are not engaged in the conduct of a trade or business in the United States will generally not be subject to U.S. federal income tax on gains (and will not generally be allowed a deduction for losses) realized upon the receipt of cash in liquidation of their shares.

Shareholders who are treated as "United States persons" under the Code (including U.S. citizens, lawful permanent residents, and foreign individuals who are present in the United States for 183 days or more during the year of the liquidation) or who are engaged in the conduct of a trade or business in the United States will recognize taxable gain (or loss), if any, upon the liquidation of the shares.

Japan. Capital gains and losses arising from repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of shares of a Japanese domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a Japanese domestic investment trust.